Exhibit 99.2


                               Inso Corporation


  Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of
                                  Operations



Background Information


On July 10, 2000, Inso Corporation ("Inso" or, the "Company") sold its Information Exchange Division ("IED") to IntraNet Solutions, Inc. ("IS") for a stated purchase price of $55,000,000, less amounts for retained rights under license and subject to adjustment based on the net working capital of the IED business on the closing date. The net working capital adjustment shall be calculated and settled in the form of a cash payment by the party owing the adjustment amount within 50 days of the closing date. The Company currently estimates that a net payment of approximately $2,000,000 will be due and payable to IS at the settlement date.

The transaction was in the form of a merger of two wholly owned subsidiaries of IS with Inso's subsidiaries Inso Chicago Corporation and Inso Kansas City Corporation which comprised the IED business. Inso received $48,000,000 of the proceeds in cash at the time of the closing. An additional $5,500,000 has been placed in an escrow account, and, subject to the Company's indemnification obligations under the agreement, shall be released to the Company on the first anniversary of the closing date. Including the portion of the proceeds held in the escrow account, the Company expects its net proceeds from the transaction, net of income taxes, the net working capital adjustment and transaction-related expenditures, to be approximately $48,000,000 and the Company's net gain from the transaction is expected to approximate $38,000,000.

Basis of Accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements


The unaudited pro forma financial information set forth below includes an Unaudited Pro Forma Condensed Consolidated Balance Sheet at April 30, 2000 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended April 30, 2000 and the twelve months ended January 31, 2000. The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of the IED business, as described in the introductory paragraph, to IS occurred on April 30, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended April 30, 2000 and the twelve months ended January 31, 2000 give effect to the disposition as if it had taken place on February 1, 1999. The Company's historical results as of and for the three months ended April 30, 2000 are derived from the Company's unaudited condensed consolidated financial statements included in its Form 10-Q for the quarter ended April 30, 2000, and the Company's historical operating results for the year ended January 31, 2000 are derived from the Company's 2000 Annual Report on Form 10-K.


The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes the estimated gain resulting from the disposition of the IED business. However, the Unaudited Pro Forma Condensed

Consolidated Statements of Operations do not reflect the gain from this sale, or other non-recurring charges that may result from the transaction.

Management believes that the assumptions used in preparing these unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the sale. These unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which actually would have been obtained if the sale had been effected on the date indicated or of those results which may be achieved in the future. The adjustments in the pro forma financial information are based on available information and on certain assumptions which management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements included in the Inso Corporation 2000 Annual Report on Form 10-K for the year ended January 31, 2000 and Company's unaudited condensed consolidated financial statements included in its Form 10-Q for the three months ended April 30, 2000 filed with the Securities and Exchange Commission.

                               Inso Corporation


Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements
                                 of Operations



A summary of the IED balances and pro forma adjustments is set forth below:


   a) To record cash proceeds of $48,000,000 received by the Company from Intranet Solutions, Inc. ("IS") as a result of the sale.

   b) To record the disposition of assets and liabilities of the IED business as a result of the sale.

   c) To record the $5,500,000 escrow amount receivable by the Company from IS on the one-year anniversary of the closing date.

   d) To record the estimated net working capital deficit and preliminary estimate of direct transaction costs and transaction related compensation associated with the sale.

   e) To reflect the anticipated gain on the sale of the IED business, as of April 30, 2000, net of estimated taxes of $1,000,000:

                                                 (amounts in thousands)
            Net proceeds                                  $ 53,500
            Net assets of disposed business                (12,167)
            Transaction related expenditures                (4,300)
            Estimated income tax expense                    (1,000)
                                                          --------
            Net gain                                      $ 36,133
                                                          ========

   f) To remove the net revenue and associated expenses of the IED business which was sold.

   g) To remove the restructuring expenses recorded by the Company in the fiscal year ended January 31, 2000 associated with the IED business.

   h) As a result of the tax filing arrangements of Inso Corporation and its subsidiaries, income earned by the subsidiaries of the IED business are offset by losses generated by other Inso subsidiaries for federal tax purposes, and for certain states. For the period ended April 30, 2000, no provision has been reflected in the pro forma financial information for the IED business as a result of these filing arrangements, as there was no material state tax liability in those states in which income could not be offset. Similarly, for the period ended January 31, 2000, no federal provision has been reflected for IED. The tax provision reflected for the IED business for the period ended January 31, 2000 represents taxes due in certain state jurisdictions for which no offset was made.

                               INSO CORPORATION
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                 (amounts in thousands, except share amounts)


                                                                         Inso              Divested                      Inso
                                                                      Historical             IED        Pro Forma      Pro forma
                                                                    April 30, 2000         Business    Adjustments   April 30, 2000
                                                                    --------------         --------    -----------   --------------
                       ASSETS
                       ------
Current assets:
   Cash and cash equivalents                                            $  28,541                        $48,000  a    $    76,541
   Marketable securities                                                    3,858                              -             3,858
   Accounts receivable, net                                                13,554           9,168  b                         4,386
   Receivables from asset sales                                             5,723                          5,500  c         11,223
   Prepaid expenses and other current assets                                1,439             184  b           -             1,255
                                                                        ---------         -------        -------       -----------
        Total current assets                                               53,115           9,352         53,500            97,263
Property and equipment, net                                                 4,631           1,490  b                         3,141
Product development costs, net                                              9,981           4,896  b                         5,085
Excess of costs over net assets acquired, net                               1,798           1,798  b                             0
Other intangible assets, net                                                  865             862  b                             3
Long-term accounts receivable, net                                            810             510  b                           300
Licensed technology and advances, net                                       2,096               4  b           -             2,092
                                                                        ---------         -------        -------       -----------
TOTAL ASSETS                                                            $  73,296         $18,912        $53,500       $   107,884
                                                                        =========         =======        =======       ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
     ------------------------------------
Current liabilities:
   Accounts payable                                                     $     552         $   212  b                   $       340
   Accrued liabilities                                                      8,537             271  b       2,300  d         11,566
                                                                                                           1,000  e
   Accrued salaries, commissions and bonuses                                6,381           1,130  b       1,900  d          7,151
   Unearned revenue                                                         7,319           4,470  b                         2,849
   Royalties payable and other current liabilities                            117              81  b           -                36
                                                                        ---------         -------        -------       -----------
      Total current liabilities                                            22,906           6,164          5,200            21,942

Other liabilities, long term                                                1,216             123  b                         1,093
Unearned revenue, non-current portion                                         458             458  b                             -
Commitments and contingencies
Stockholders' equity                                                       48,716          12,167  e      48,300 e          84,849
                                                                        ---------         -------        -------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $  73,296         $18,912        $53,500       $   107,884
                                                                        =========         =======        =======       ===========

     See notes to Unaudited Pro forma Condensed Consolidated Balance Sheet

                               INSO CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
               (amounts in thousands, except per share amounts)

                                                              Inso                                  Inso
                                                           Historical                             Pro forma
                                                          Three Months                          Three Months
                                                              Ended           Divested              Ended
                                                         April 30, 2000     IED Business       April 30, 2000
                                                         --------------     ------------       --------------
Total revenue                                                $ 10,290            $ 5,870  f         $  4,420

Total cost of revenue                                           2,911                727  f            2,184
                                                             --------            -------            --------

Gross profit                                                    7,379              5,143               2,236

Operating expenses:
    Sales & marketing                                           5,168              1,977  f            3,191
    Product development                                         3,809              1,416  f            2,393
    Amortization of intangible assets                             321                321  f                -
    General and administrative                                  3,683                672  f            3,011
    Restructuring expenses and special charges                  1,835                  -               1,835
                                                             --------            -------            --------
        Total operating expenses                               14,816              4,386              10,430
                                                             --------            -------            --------

Operating (loss) income                                        (7,437)               757              (8,194)

Net investment and other income                                   665                 25  f              640
                                                             --------            -------            --------

(Loss) income before income taxes                              (6,772)               782              (7,554)

Income tax provision                                                -                  -  h                -
                                                             --------            -------            --------

Net (loss) income                                             ($6,772)           $   782             ($7,554)
                                                             ========            =======            ========

Earnings (loss) per share                                      ($0.41)           $  0.05              ($0.46)
                                                             ========            =======            ========

Weighted average shares outstanding                            16,596             16,596              16,596

See notes to Unaudited Pro forma Condensed Consolidated Statements of Operations

                               INSO CORPORATION
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
               (amounts in thousands, except per share amounts)

                                                                Inso                                        Inso
                                                             Historical                                   Pro forma
                                                             Year Ended            Divested              Year Ended
                                                          January 31, 2000       IED Business         January 31, 2000
                                                          ----------------       ------------         -----------------
Total revenue                                                    $  64,680            $26,255  f             $  38,425

Total cost of revenue                                               22,210              2,576  f                19,634
                                                                 ---------            -------                ---------

Gross profit                                                        42,470             23,679                   18,791

Operating expenses:
    Sales & marketing                                               24,559              6,863  f                17,696
    Product development                                             26,079              6,142  f                19,937
    Amortization of intangible assets                                4,248              1,483  f                 2,765
    General and administrative                                      21,527              2,985  f                18,542
    Restructuring expenses                                          11,068                265  g                10,803
    Restatement expenses and special charges                        28,103                  -                   28,103
                                                                 ---------            -------                ---------
        Total operating expenses                                   115,584             17,738                   97,846
                                                                 ---------            -------                ---------

Operating (loss) income                                            (73,114)             5,941                  (79,055)

Non-operating income (expense):
    Net investment and other income                                  1,721                 56  f                 1,665
    Gain on sale, net                                               12,212                  -                   12,212
    Write down of investment in Information Please, LLC             (2,655)                 -                   (2,655)
                                                                 ---------            -------                ---------

(Loss) income before income taxes                                  (61,836)             5,997                  (67,833)

Income tax provision                                                   474                160  h                   314
                                                                 ---------            -------                ---------

Net (loss) income                                                 ($62,310)           $ 5,837                 ($68,147)
                                                                 =========            =======                =========

Earnings (loss) per share                                           ($3.98)           $  0.37                   ($4.35)
                                                                 =========            =======                =========

Weighted average shares outstanding                                 15,668             15,668                   15,668

See notes to Unaudited Pro forma Condensed Consolidated Statements of Operations